Exhibit  10.1

                                 LEASE AGREEMENT

     THIS LEASE AGREEMENT (the "Lease") is made and entered into effective as of the ________ day of _________________________, 2000, by and between WMF
INVESTMENTS, INC., a Texas corporation, (the "Landlord") whose address is 16815 Royal Crest Drive, Suite 260, Houston, Texas 77058, and RCI ENTERTAINMENT (HOUSTON), INC., a Texas corporation (the "Tenant" or "RCI"), whose address is 505 North Belt Drive, Suite 630 Houston, Texas 77060.

     Subject to all of the terms and conditions of this Lease, and in consideration of the mutual covenants, obligations and agreements contained in this Lease, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

                           ARTICLE I LEASED PREMISES
                                     ---------------

     Landlord does hereby lease, demise and let to Tenant and Tenant does hereby lease and take from Landlord those certain premises situated within the County of Harris, State of Texas, and being more particularly described as Lot ________ Block ____ of ________, a subdivision in ____ County, Texas more commonly known as 15301 Gulf Freeway, Houston, Harris County, Texas 77034, together with all rights, privileges, easements, appurtenances, and immunities belonging to or in any way pertaining to said premises and together with the improvements erected upon said premises (collectively, the "Leased Premises").

                                 ARTICLE II  TERM
                                             ----

     The initial term of this Lease ("Term") shall be for a period of ten (10) years, commencing on the completion of ALL of the following events (the
                                             ---
"Commencement  Date"):

          (i) The execution, delivery and performance of that certain Definitive Asset Purchase Agreement between RCI, and Landlord whereby RCI will purchase the business of Landlord;

          (ii) The execution, delivery and performance of that certain additional agreement whereby Rick's Cabaret International, Inc. ("Rick's") and Landlord will enter into a Registration Rights Agreement pursuant to which Rick's will grant Landlord "piggyback" registration rights for 160,000 shares of Rick's;

          (iii) The execution, delivery and performance of that certain Lock-Up Agreement pursuant to which Landlord will agree that subsequent to the effective date of any Registration
                    Statement, which may be filed pursuant to the "piggyback" registration rights, that Landlord will not sell more than 20,000 shares of Rick's common stock during any calendar month;

          (iv) The execution, delivery and performance of that certain Management Agreement whereby RCI will enter into a
                    Management Agreement to manage the Chesapeake Bay Gentlemen's Club during the period of time from the execution of the Definitive Asset Purchase Agreement until RCI has been issued the required liquor license by the Texas Alcoholic Beverage Commission ("TABC");

          (v) RCI shall have obtained or been transferred from Landlord all necessary permits and other authorizations which may be needed to conduct topless entertainment at the Chesapeake Bay Gentlemen's Club;

          (vi) RCI shall have obtained a liquor license duly issued and approved by the TABC which will allow for the sale of liquor by the Purchaser;


          (vii)        Landlord   shall  have  assigned  its  rights  under  the
                    existing lawsuit with the City of Houston and RCI shall have been substituted in as a party to such litigation;

          (viii)       The execution, delivery and performance of this Lease;

          (ix) Approval of all of the aforesaid transactions by the Board of Directors of each of the respective parties hereto;

and shall continue in full force and effect until ten years after the Commencement Date, unless extended or sooner terminated as provided for in this Lease. If Landlord is unable to deliver possession of the Leased Premises to Tenant as of the Commencement Date for any reason, including without limitation the holding over of any tenant or occupant of the Leased Premises, then the term "Commencement Date" shall mean such subsequent date upon which the Landlord is able to deliver possession of the Leased Premises to Tenant.

                            ARTICLE III   RENT
                                          ----

     Section 3.1     RENTAL .  Tenant shall pay to Landlord as rental ("Rental")
                     ------
for each month during the Initial Term and Option Term(s) of this Lease (as that term is defined below), no less than the Minimum Rent and no more than the Maximum Rent (as those terms are defined below)

     Tenant shall pay to Landlord as Rental for each month during the Initial Term, the sum of $12,000 per month, plus 4% of the gross revenues of the Tenant over $125,000 per month (excluding any dancer payments) with an initial minimum rent of $12,000 and an initial maximum rent of $20,000. The minimum rent shall increase during the Initial Term and any option term commencing in year four and thereafter in years seven and ten and if the option term is exercised as provided for herein, in years 13, 16 and 19, by $2,000 and the maximum rental obligation shall likewise be increased commencing in year four and every three years thereafter by $2,000. The initial Rental payment during the Initial Term shall be due and payable on the Commencement Date and the Rental for each and every month thereafter during the Term of this lease shall be due and payable in advance on the first (1st) day of each month. If this lease commences on a date other than the 1st day of the month, then the Rental shall be pro rated for the balance of the month and paid in advance. In the event that Tenant fails to pay Rent within five (5) days after the due date thereof, there shall be a late fee due from Tenant in the amount of 10%.

     Section  3.2     DEFINITION  OF  LEASE YEAR .  The first lease year ("Lease
                      --------------------------
Year") shall be considered to begin on the Commencement Date, and each subsequent Lease Year if any shall be considered to begin on the applicable anniversary date of the Commencement Date.

     Section  3.3     TENANT'S  PAYMENT  OF TAXES AND INSURANCE.  In addition to
                      -----------------------------------------
the payment of Rental, Tenant shall pay to the Landlord each month during the term of this Lease at the same time as the Tenant pays Rental as provided in
Section 3.1, $2,971, which the Landlord agrees to escrow each month, for the payment of Real Property Taxes (subject to adjustment for any increase or decrease in Real Property Taxes from year to year) as and when required under
Article V of this Lease and all of the insurance maintained by Landlord as and when required under Section 9.3 of this Lease.

     Section  3.4     ADDITIONAL  RENTAL; PAYMENTS .  All sums of money becoming
                      ----------------------------
due and payable by Tenant to Landlord under the terms of this Lease in addition to the Rental, including without limitation Property Taxes and insurance as provided in Section 3.3 of this Lease, shall constitute additional rental ("Additional Rental") hereunder (the Rental and the Additional Rental are hereinafter sometimes collectively referred to as the "Rent"). Landlord shall have the same remedies for default in the payment of Additional Rental as are available to Landlord in the case of a default in the payment of Rental. All Rent shall be payable at Landlord's address as provided herein (or at such other address as may be designated by Landlord from time to time) and shall be payable in lawful money of the United States of America. Tenant shall pay all Rent and other sums of money as shall become due from and payable by Tenant to Landlord under this Lease at the times and in the manner herein provided, without deduction, offset, counterclaim, abatement, prior notice or demand.

     Section  3.5     ACCOUNTING.  The  Tenant  shall  maintain  a comprehensive
                      ----------
system of records, books and accounts regarding the operation of the leased premises. All records shall be subject to examination by the Landlord, or its authorized agents, attorneys and accountants at all reasonable hours. No later than the twentieth (20th) day of each month, with respect to the preceding month, the Tenant shall render a statement of receipts and disbursements, a schedules of accounts receivable and payable, together with a reconciled bank statement as of the last day of the month.

ARTICLE IV  NON-COMPLIANCE WITH  OR  VIOLATION OF SEXUALLY ORIENTED BUSINESS LAW
            --------------------------------------------------------------------

In the event that the Leased Premises, in the sole determination of the Tenant, is out of compliance with or in violation of, any present or future sexually oriented business law, regulation or rule that results in the Tenant closing the business to the public or results in a change of operation of the business in a manner that adversely affects the Tenant, unless the closure of the business by the Tenant was the result of its gross negligence or willful misconduct in maintaining compliance with present of future sexually oriented business laws or regulations, then the Tenant may, at its sole option and at any time thereafter during the term of this Lease, terminate this Lease upon thirty (30) days written notice to the Landlord. In the event of a termination of the Lease pursuant to the terms and conditions of this Article IV, then the Tenant agrees to pay the Landlord a $60,000 reletting fee.

                                    ARTICLE V
                                      TAXES
                                      -----

     Section  5.1     REAL  PROPERTY TAXES.   The term "Real Property Taxes" for
                      --------------------
the purposes of this Lease shall mean all general and special taxes, and all other general and special, ordinary and extraordinary, governmental charges assessed, levied, charged, or imposed upon or attributable to the Leased Premises during the Term of this Lease, or any holdover or renewal period, by any political or governmental body or other authority, or subdivision thereof, having jurisdiction over the Leased Premises; excluding, however, franchise, estate, inheritance, succession, capital levy, transfer, income or excess profits  taxes  imposed  upon  Landlord,  and  excluding  the  taxes on Tenant's
Property  described  in  Section  5.2(c)  of  this Lease.  In the event that any
                         ---------------
political or governmental body or other authority, or subdivision thereof, having jurisdiction over the Leased Premises imposes a tax, assessment, imposition, or charge either upon or against or measured by the rentals payable by Tenant to Landlord or upon or against the occupation of renting land and/or buildings, either by way of substitution for the taxes and assessments levied against the Leased Premises or in addition thereto, such tax, assessment, or charge shall be deemed to constitute a Property Tax for purposes of this Lease.

     Section  5.2     PAYMENT  OF  TAXES.
                      -------------------

     (a) Landlord shall pay before the Real Property Taxes become delinquent, all Real Property Taxes levied or assessed against the Leased Premises during each calendar year of the Term and the Renewal Term (hereinafter defined), if any, of this Lease.

     (b) Tenant shall pay to the Landlord $2,971 each month during the term of this Lease at the same time as the Tenant pays Rental as provided in Section 3.1, which the Landlord agrees to escrow each month, for the payment of Real Property Taxes, subject to adjustment for any increase or decrease in Real Property Taxes from year to year.

     (c) Tenant shall pay all ad valorem and other personal property taxes, assessments, impositions or charges levied upon or applicable to any of Tenant's goods, equipment, wares, fixtures, Trade Fixtures (hereinafter defined), furniture, furnishings, machinery and other property (personal or otherwise) now or hereafter placed in, upon or about the Leased Premises (collectively
"Tenant's Property") and all license and other fees or charges imposed on the business conducted by Tenant on the Leased Premises before such taxes, assessments, charges, licenses or fees become delinquent and shall provide Landlord with paid tax receipts.

     (d) Upon request by Tenant, Landlord will furnish Tenant annually official tax receipts and other official receipts showing payment of all property, assessments, fees and charges. The payment to be made by Tenant for the year in which this Lease commences and terminates shall bear the same ratio to the payment which would be required to be made for the full tax year as the number of months of such tax year which elapsed after commencement or prior to termination of this Lease, whichever is applicable, bears to a full tax year. Upon request by Tenant, Landlord shall furnish to Tenant all tax statements from all taxing authorities within ten (10) days of Landlord receiving such tax statements.

            ARTICLE VI  USE; PEACEFUL ENJOYMENT; LIGHT, AIR AND VIEW
                        --------------------------------------------

     Section  6.1     USE.   Tenant shall use and be permitted to use the Leased
                      ---
Premises for any lawful purpose, including the operation of an adult entertainment business. Tenant shall keep the Leased Premises open for business for such permitted use during normal business hours with adequate staff and inventories. In connection with its use of and activities in, upon or about the Leased Premises, Tenant, at its sole expense, will comply, and will cause Tenant's Agents (hereinafter defined) to comply, with any and all applicable laws, statutes, ordinances, permits, orders, decrees, guidelines, rules and regulations in any way applicable to Tenant, Tenant's Property or the Leased Premises (collectively, "Legal Requirements" and individually, "Legal Requirement"). Tenant will not (a) use, occupy or permit the use or occupancy of the Leased Premises for any purpose or in any manner which is not permitted hereunder or which is nor may be, directly or indirectly, violative of any Legal Requirement, or dangerous to life or property, or a public or private nuisance, or disruptive or obstructive of any neighbor of the Leased Premises or disruptive of the quiet enjoyment of any neighbor of the Leased Premises, (b) keep, or permit to be kept, any substance in or conduct, or permit to be conducted, any operation from the Leased Premises which might emit offensive or hazardous odors or conditions onto, about or into the Leased Premises or the property located outside the Leased Premises, or possess, or allow possession of, illicit drugs, drug paraphernalia or contraband on the Leased Premises, or commit, permit, or suffer to exist any act or omission affording the federal government, or any state or local governmental agency, the right of forfeiture as against the Leased Premises, or any part thereof, (c) cause, commit or permit to remain any waste or damage to the Leased Premises, or any conditions which adversely impair in the Landlord's reasonable judgment the value or marketability of the Leased Premises, (d) install or permit to remain any improvements to the Leased Premises (other than improvements which have first been approved by Landlord) which are visible from the outside of the Leased Premises, or exceed the structural loads of floors or walls of the Building, or adversely affect the mechanical, plumbing or electrical systems of the Building or affect the structural integrity thereof in any way, (e) commit, or permit to be committed, any action or circumstance in, upon or about the Leased Premises which, directly or indirectly, would justify any insurance carrier in canceling or increasing the premium on any insurance policy covering the Leased Premises or its contents, and if any increase so results, Tenant shall pay such increase upon the Landlord's demand, or (f) store, land, replace, or permit to be stored, landed or placed upon the Leased Premises, any helicopter, airplane or other type of aircraft.


     Section  6.2     PEACEFUL ENJOYMENT .  Landlord covenants that Tenant shall
                      ------------------
and may peacefully have, hold and enjoy the Leased Premises for the Term of the Lease and any and all renewals thereof, subject to the other terms, provisions, agreements, covenants and conditions of this Lease, provided that Tenant pays the Rent to be paid by Tenant under this Lease and fully and faithfully performs all of Tenant's covenants, obligations and agreements contained in this Lease.

     Section  6.3     LIGHT,  AIR  AND  VIEW  .  Neither  the diminution nor the
                      ----------------------
shutting  off  of  any  light,  air  or  view nor any other effect on the Leased
Premises by any structure or condition now or hereafter existing on property adjacent to the Leased Premises shall affect this Lease or Tenant's obligations hereunder, abate Rent or otherwise impose any liability on Landlord.

     Section  6.4     LIEN  AGAINST  PROPERTY.  In  the  event that the Landlord
                      -----------------------
allows any liens to be taken against the Leased Premises or the real property underlying the Leased Premises then the Landlord and the Tenant hereby agree that in the event that there is a default under the lien or indebtedness securing the lien, that such default shall not cause a termination of this Lease Agreement. Landlord further agrees to provide the lienholder with a copy of this Lease Agreement.

                             ARTICLE VII  UTILITIES
                                          ---------

     Tenant shall pay all charges incurred for all utility and other services used in, upon or about the Leased Premises, including, but not limited to, water, gas, heat, light, power, telephone, sewer and sprinkler, all such charges to be paid by Tenant to the utility company, municipality or other entity furnishing such services before such charge shall become delinquent, together with any required deposits. Tenant shall also provide all replacement light bulbs and tubes after the Commencement Date of this Lease. In no event shall Landlord be liable for any interruption or failure of utility services to, on or within the Leased Premises, unless such interruption or failure is the result of Landlord's gross negligence or Landlord's willful misconduct. No interruption or malfunction of any utility services (including, without limitation, interruption of such utilities as a result of the enactment or promulgation (regardless of the ultimate validity or enforceability thereof) of any applicable law, statute, ordinance, permit, rule, decree, order, guideline or regulation now or hereafter enacted or promulgated by any governmental, quasi-governmental, regulatory or executive authority) shall constitute an eviction or disturbance of Tenant's use and possession of the Leased Premises or a breach by Landlord of any of its obligations under this Lease or render Landlord liable for any damages (including, without limitation, consequential or special damages) or entitle Tenant to be relieved from any of its obligations under this Lease (including the obligation to pay Rent) or grant Tenant any right of set-off, abatement or recoupment, unless such interruption or malfunction is the result of Landlord's gross negligence or Landlord's willful misconduct.

                     ARTICLE VIII  MAINTENANCE AND SURRENDER
                                   -------------------------
                                   Section  8.1"\l2

                           (a)     LANDLORD'S  OBLIGATIONS.
                                   -----------------------

     Structural  Integrity.    Landlord  shall  maintain,  repair,  rebuild  and
     ---------------------
replace, at its sole expense, the structural soundness of the Leased Property including but not limited to: the roof, the exterior walls and the foundation of the Building. Landlord shall repair and replace at its sole cost, subject to Landlord's direction and supervision, any damage to the Leased Premises caused by Landlord.

     (b)     LANDLORD'S  DEFAULT  IN  OBLIGATIONS  .  In the event that Landlord
             ------------------------------------
shall fail or refuse to maintain, repair, rebuild, and replace the portions of the Leased Premises for which it is responsible as provided herein, Tenant on ninety (90) days written notice (or shorter time period in the event of an emergency or business interruption), and without being obligated to do so, may make such repairs or replacement as may be necessary to comply with the terms hereof and Landlord agrees to reimburse Tenant, on demand, for the expense of any such repairs or replacements. In the event that Landlord shall fail to pay any such reimbursements upon demand, all such amounts shall bear interest at the rate of 18% per annum until paid in full. Notwithstanding any other provision of this Lease, if the maintenance, repair, rebuilding or replacement are not made for any reason and such failure to maintain, repair or rebuild continues for a period in excess of such 90-day period after receipt of written notice, except as above provided, Tenant shall have the right to terminate this Lease on written notice to Landlord. Thereafter, Tenant shall have a reasonable period of time to remove its property from the Leased Premises. Following any such termination, Landlord shall refund all prepaid rent for the period of time from and including the date of such failure.

     Section  8.2     TENANT'S  OBLIGATIONS.  Tenant shall, at its sole expense,
                      ---------------------
maintain the drives and grounds surrounding the Leased Premises, the Leased Premises' concrete and paving (including sidewalks, parking areas and alleys), the exterior lighting, the landscaping, the entry monuments, the railroad spur (if any), and pedestrian walks, the fences and other open areas, all which occupy or comprise part of the Leased Premises, reasonable wear and tear excepted. In addition, Tenant shall, at its sole expense, maintain and repair all parts of the Leased Premises (except only those parts for which Landlord is expressly responsible under this Lease) in good condition and promptly make all necessary repairs and replacements, including, but not limited to, the following items: all glass, including windows, glass or plate glass, window mullions and gaskets; doors and attached hardware; office entries; special store fronts; interior walls, interior ceilings, cabinets, millwork, paneling and other finish work; termite and pest extermination; floors and floor coverings; heating, refrigeration, air conditioning systems and related mechanical equipment; electrical systems; dock boards, dock levelers and bumpers; down spouts of roof gutters attached to the exterior of the Building for damage caused by Tenant's operation; plumbing fixtures, sanitary sewers, electrical facilities and electrical fixtures; and all other fixtures and Trade Fixtures. Tenant shall also be solely responsible for trash and other waste disposal from the Leased Premises and will maintain adequate receptacles for such disposal. In no event shall Tenant be entitled to use or dispose of any toxic, dangerous or hazardous substances or pollutants without prior written approval of Landlord and in all events such use and disposal must comply with all applicable Legal Requirements. If Tenant fails to make such repairs or replacements, Landlord may, but shall not be obligated to, make such repairs or replacements at Tenant's expense. Such cost shall be payable to Landlord by Tenant on demand as Additional Rent and all such amounts shall bear interest at the rate of 18% per annum until paid in full. Replacement and repair parts, materials and equipment shall be of quality equivalent to those initially installed within the Leased Premises; repair and maintenance work shall be done in accordance with the then existing laws, statutes, permits, orders, decrees, guidelines, rules, regulations and ordinances pertaining thereto. Except insofar as Landlord is expressly obligated under this Lease to maintain and repair the Leased Premises, in addition to the maintenance and repair obligations of Tenant otherwise expressly set forth in this Lease, Tenant is also obligated to perform, at Tenant's own cost and expense and risk, all other maintenance and repairs necessary or appropriate to cause the Leased Premises to be suitable for Tenant's intended commercial purpose. Landlord shall repair and replace at its sole cost, subject to Landlord's direction and supervision, any damage to the Leased Premises caused by Landlord or any of Landlord's Agents or invitees. Notwithstanding any other language herein contained, the Tenant will be obligated to maintain or repair the air conditioning and heating system in the Leased Premises.

     Section  8.3     SURRENDER  OF  POSSESSION.     At  the  expiration  or
                      -------------------------
termination of this Lease or the surrender of possession of the Leased Premises, the Tenant shall deliver the leased premises in good repair and condition, reasonable wear and tear excepted. In the event Tenant should neglect to maintain the Leased Premises, Landlord shall have the right, but not the obligation, to cause repairs or corrections to be made, and any reasonable costs therefor shall be payable by Tenant to Landlord upon demand. Upon the expiration or termination of this Lease or the surrender of possession of the Leased Premises, Tenant shall surrender all keys for the Leased Premises to Landlord at the place then fixed for the payment of Rent.

                                   ARTICLE IX
                             INDEMNITY AND INSURANCE
                             -----------------------

     Section  9.1     INDEMNIFICATION  .  Tenant  hereby  unconditionally  and
                      ---------------
irrevocably agrees to indemnify Landlord and Landlord's agents, employees, officers, directors, shareholders, partners, venturers and representatives (collectively, "Landlord's Related Parties") and hold Landlord and Landlord's Related Parties harmless from and defend them against any and all claims, actions, damages, liability, costs, and expenses (including, without limitation, interest, court costs and penalties, attorneys' fees and disbursements and amounts paid in settlement, or liability resulting from any change in federal, state or local law or regulation or interpretation thereof), in connection with any loss of life, any injury or damage to person or property or any other type of injury or damage caused by, arising from or arising out of (i) any breach of any of the agreements or covenants of Tenant under this Lease, (ii) failure by Tenant to pay Personal Property Taxes as required by Section 5.2(c), (iii) any occurrence in, upon or about the Leased Premises including, but not limited to, occurrences caused by the sole, contributory, partial, joint, comparative or concurrent negligence of Tenant or Tenant's respective employees, agents, officers, directors, shareholders, partners, representatives, customers, invitees, licensees, subtenants, concessionaires, contractors, servants, vendors, materialmen, suppliers or any other person entering the Leased Premises under express or implied invitation of Tenant (collectively, "Tenant's Agents"), whether or not caused by the sole, contributory, partial, joint, comparative or concurrent negligence of Landlord or Landlord's respective employees, agents, officers, directors, shareholders, partners, representatives, customers, invitees, licensees, concessionaires, contractors, servants, vendors, materialmen, suppliers or any other person entering the Leased Premises under express or implied invitation of Landlord (collectively, "Landlord's Agents"), but not including occurrences caused solely by reason of the gross negligence or willful misconduct of Landlord or of Landlord's employee or agents acting with the scope of their employment or authority, (iv) the conduct of management of any work done by Tenant or any of Tenant's Agents in, upon or about the Leased Premises, (v) any occurrence in, upon or about the Leased Premises occasioned wholly or in part by any act, omission or neglect claimed to have been caused by Tenant or any of Tenant's Agents, or (vi) any occurrence occasioned by the violation of any law, statute, permit, order, decree, guideline, rule, regulation or ordinance by Tenant or any of Tenant's Agents, and Landlord and Landlord's Related Parties shall not be liable to Tenant or any of Tenant's Agents or to any other person whomsoever for any of the foregoing enumerated in
(i) through (vi) above. In any case in which Tenant has agreed to indemnify Landlord, Landlord's Related Parties or any other person, such indemnity shall be deemed to include an obligation on the part of Tenant to appear on behalf of the indemnified party in any and all proceedings involving a claim or cause of action covered by such indemnity and to defend the indemnified party against such claim or cause of action, all at Tenant's cost; provided, however, at the option of any party indemnified hereunder, such party shall have the right to appear on its own behalf, employ its own legal counsel and defend any claim or cause of action indemnified in this Section 9.1, all at Tenant's cost. This indemnity provision is intended to indemnify Landlord and Landlord's Related Parties against the consequences of their own negligence or fault as provided above when Landlord or Landlord's Related Parties are solely negligent or contributorily, partially, jointly, comparatively, or concurrently negligent with Tenant or with any other party. The provisions of this Section 9.1 shall survive the termination or expiration of this Lease.

     Section  9.2     WAIVER  OF SUBROGATION RIGHTS.   Anything in this Lease to
                      -----------------------------
the contrary notwithstanding, Landlord and Tenant each hereby waives any and all rights of recovery, claims, actions or causes of action, against the other, its agents, servants, representatives, directors, officers, partners, shareholders, or employees, for any loss or damage that may occur to the Leased Premises, or any improvements thereto, or any personal property of such party therein, which is insured against under the terms of any insurance policies required to be maintained pursuant to this Lease, regardless of cause or origin, including the sole, contributory, partial, joint, comparative or concurrent negligence of the other party hereto, its agents, servants, representatives, directors, partners, shareholders, officers or employees, and covenants that no insurer shall hold any right of subrogation against such other party or its respective agents, servants, representatives, directors, partners, shareholders, officers or employees. If the respective insurer of Landlord and Tenant does not permit such a waiver without an appropriate endorsement to such party's insurance policy, then Landlord or Tenant each covenant and agree to notify its insurer of the waiver set forth herein and to secure from such insurer an appropriate endorsement to its respective insurance policy with respect to such waiver. The waiver set forth in this Section 9.2 shall be in addition to, and not in
                              ------------
substitution for, any other waivers, indemnities or exclusions of liability set forth in this Lease, including without limitation Section 9.1 and Section 9.3 of
                                                  -----------     -----------
this  Lease.

     Section  9.3     INSURANCE.
                      ---------

     (a) Tenant shall maintain at its sole cost a policy or policies of insurance insuring the Building and other improvements on the Leased Premises (excluding improvements by Tenant) against fire, explosion and the risks known as standard fire and extended coverage, in amounts representing at least eighty percent (80%) of the replacement value of the Building and improvements and payments for losses thereunder shall be made solely to Landlord.

     (b) Tenant shall be obligated to insure any of Tenant's Property for $300,000.

     (c) Tenant shall, at its sole cost and expense, procure and maintain during the Term and Renewal Term, if any, of the Lease comprehensive general liability insurance (including personal injury liability, premises/operation, property damage, independent contractors and broad form contractual in support of Section 9.1 of this Lease (the indemnification of Landlord)) in amounts of
    ------------
not less than a single limit of $1,000,000 or an aggregate of $2,000,000, comprehensive automobile liability insurance, business interruption insurance, contractual liability insurance, property insurance with respect to Tenant's Property, leasehold improvements, alterations and additions written on an "all risk" basis for full replacement cost, worker's compensation and employer's liability insurance and comprehensive catastrophe liability insurance, all maintained with companies, on forms and in such amounts (or increased amounts) as Landlord may, from time to time, reasonably require and endorsed to include Landlord as an additional insured, with the premiums fully paid on or before the due dates. The insurer must be licensed to do business in the state in which the Leased Premises are located and Landlord may require that Tenant obtain from the insurer a statement as to good standing with the state board of insurance and with the secretary of state where the insurer in incorporated. Tenant, and not Landlord, will be liable for any costs or damages in excess of the statutory limit for which Tenant would, in the absence of worker's compensation, be liable. Notwithstanding the above, Tenant shall be required to secure property damage insurance to Landlord's physical Leased Premises in an amount not less than $1,200,000.

     (d) In the event that Tenant fails to take out or maintain any policy required by this Section 9.3 to be maintained by Tenant, Landlord may, upon
                    ------------
advance written notice to Tenant, cause such insurance to be issued and Tenant shall pay to Landlord the premium for such insurance within ten (10) days of Landlord's demand.

     (e) All policies of insurance required to be maintained by Tenant shall specifically make Landlord a co-insured, make reference to the indemnity agreement in Section 9.1 of this Lease and shall provide that Landlord shall be
              -----------
given at least thirty (30) days prior written notice of any cancellation or non-renewal of any such policy. A duplicate original of each such policy or a duly executed certificate of insurance with respect to each such policy will be deposited with Landlord by Tenant on or before the Commencement Date, and a duplicate original of each subsequent policy or a duly executed certificate of insurance with respect to each subsequent policy shall be deposited with Landlord at least thirty (30) days prior to the expiration of the preceding such policy. All certificates of insurance should specify the additional insured status, the waivers of subrogation and that Landlord shall be given at least thirty (30) days prior written notice of any cancellation or non-renewal of any such policy.

     (f) All insurance carried by either Landlord or Tenant shall provide for a waiver of rights of subrogation against Landlord and Tenant on the part of the insurance carrier, to the extent that the same is permitted under the laws and regulations governing the writing of insurance within the State of Texas. All insurance policies obtained by Tenant shall be written as primary policies (primary over any insurance carried by Landlord), not contributing with and not in excess of coverage which Landlord may carry, if any, and shall name Landlord as its interest may appear.


                  ARTICLE X  WASTE AND ENVIRONMENTAL COMPLIANCE
                             ----------------------------------

     Section  10.1     TENANT'S  ENVIRONMENTAL COVENANTS.  Tenant  covenants and
                       ---------------------------------
agrees to comply strictly and in all respects with the requirements of any applicable law, statute, ordinance, permit, decree, guideline, rule, regulation or order pertaining to health or the environment (hereinafter sometimes collectively called "Applicable Environmental Laws"), including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, the Resource Conservation and Recovery Act, the Texas Water Code and the Texas Solid Waste Disposal Act, as each of the foregoing may be amended from time to time. Tenant shall not cause or permit any Hazardous Materials (as hereinafter defined) to be generated, treated, stored, used, installed or disposed in, on, under or about the Leased Premises. Tenant represents, warrants, covenants and agrees that Tenant is not and will not become involved in operations at the Leased Premises or at other locations which could lead to the imposition on Landlord or any of Landlord's Related Parties of liability under any of the Applicable Environmental Laws. Tenant does hereby, for itself and its heirs, legal representatives, successors, assigns and grantees, agree to and hereby does indemnify, defend and hold harmless Landlord, Landlord's Related Parties and each of their respective heirs, legal representatives, assigns, successors and grantees, of and from any and all liabilities, assessments, suits, damages, costs and expenses, attorneys' fees and judgments related to or arising out of (i) the breach of any of the agreements of Tenant under this Article X, (ii) the handling, installation,
                                ---------
storage, use, generation, treatment or disposal of Hazardous Materials, including any cleanup, remedial, removal, or restoration work required by the Applicable Environmental Laws, or (iii) the assertion of any lien or claim imposed against the Leased Premises or any portion thereof or Landlord or any of Landlord's Related Parties pursuant to the Applicable Environmental Laws. The covenants and agreements of Tenant under this Article X shall survive the
                                                     ---------
expiration  or  termination  of  this  Lease.

     Section  10.2     DEFINITION  OF  HAZARDOUS  MATERIALS.    As  used in this
                       ------------------------------------
Lease, the term "Hazardous Materials" means any flammables, explosives, radioactive materials, asbestos-containing materials, the group of organic compounds known as polychlorinated byphenyls and other hazardous waste, toxic substances or related materials, including without limitation substances defined as "hazardous substances", "hazardous materials", "toxic substances" or "solid waste" in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, the Hazardous Materials Transportation Act, the Resource Conservation and Recovery Act, and the Texas Solid Waste Disposal Act, as each of the foregoing may be amended from time to time.

     Section  10.3     LANDLORD'S  REPRESENTATIONS  AND  WARRANTIES.    Landlord
                       --------------------------------------------
represents and warrants to Tenant that it has no knowledge of any spillage, leakage, dumping, discharge or disposal of any Hazardous Materials upon the Leased Premises prior to May 1, 2000.

                   ARTICLE  XI  ALTERATIONS  AND  FIXTURES
                                --------------------------

     Section  11.1     PRIOR  LANDLORD  CONSENT.    Tenant  shall not create any
                       ------------------------
openings in the roof or exterior walls of the Leased Premises, nor make any additions to the Leased Premises without prior written consent of Landlord. Landlord shall have the sole and exclusive right to approve or disapprove the proposed plans and specifications for such additions and the contractor which Tenant proposes to employ, which proposed plans and modifications must be permitted by the city and up to code. Approval by Landlord of any of Tenant's drawings, plans and specifications prepared in connection with any additions to the Leased Premises shall not constitute a representation or warranty of Landlord as to the adequacy or sufficiency of such drawings, plans and specifications, or additions to which they relate, for any use, purpose, or condition, but such approval shall merely be the consent of Landlord as required hereunder. Tenant shall notify Landlord upon completion of such additions and Landlord shall have the right to inspect same for workmanship and compliance with the approved drawings, plans and specifications.

     Section  11.2     TRADE FIXTURES.   "Trade Fixtures" shall mean any and all
                       --------------
Signs (hereinafter defined) placed by Tenant in, upon or about the Leased Premises pursuant to provisions hereof and any and all items of property used by Tenant in, upon or about the Leased Premises for the carrying on of its business and which may or may not be annexed to the Site by the Tenant but in any event can be removed without material injury to the Leased Premises, including but not limited to furniture, equipment, shelves, bins and machinery; provided, however, that the term Trade Fixtures shall not include any permanent leasehold improvements, including but not limited to any floor, wall or ceiling coverings, any interior walls or partitions, any lighting fixtures, track lights or any property a part of or associated with any electrical, plumbing or mechanical system, notwithstanding that the same may have been installed in, upon or about the Leased Premises. Notwithstanding anything in this Article XI to the
                                                             -----------
contrary, Tenant, at its own cost and expense, may erect such Trade Fixtures as it desires provided that (a) such Trade Fixtures do not alter the basic character of the Leased Premises, (b) such Trade Fixtures do not overload or damage the Leased Premises, (c) such items may be removed without injury to the Leased Premises, and (d) the construction, erection or installation thereof complies with all Legal Requirements and with Landlord's specifications and requirements. Tenant shall have the right to remove at the termination or expiration of this Lease such Trade Fixtures owned by Tenant and so installed (other than replacements for any such items originally installed by Landlord), provided Tenant is not in default under this Lease and such removal is made within ten (10) days after the termination or expiration of the Lease; provided, however, Tenant shall promptly repair, within ten (10) days, any damage caused by such removal and restore the Leased Premises to its original condition, reasonable wear and tear excepted. Any Trade Fixtures which are not removed from the Leased Premises and those which are removed by Landlord pursuant to Landlord's right to do so shall, at Landlord's option, become Landlord's property.

     Section  11.3     REMOVAL.    Any alterations, improvements, modifications,
                       -------
additions or fixtures made, installed or attached by either Landlord or Tenant to, in or on the Leased Premises (other than Trade Fixtures) shall become the property of Landlord and shall, at Landlord's election, be (a) surrendered with the Leased Premises as part thereof at the termination or expiration of this Lease without any payment, reimbursement or compensation therefor, or (b) promptly removed by Tenant at Tenant's expense, and Tenant shall promptly repair any damage caused by such removal and restore the Leased Premises to its original condition, reasonable wear and tear excepted, and pay for the cost of removal and restoration.



                          ARTICLE XII  MECHANIC'S LIENS
                                       ----------------

     Tenant shall not permit any mechanic's lien or any other liens, encumbrances, claims or charges to be placed on the Leased Premises, on the improvements thereon, on Landlord's interest therein, or upon Tenant's leasehold interest therein, during the Term and Renewal Term, if any, of this Lease, and in the event of the filing of any such lien, encumbrance, claim or charge, Tenant shall promptly have same removed or Tenant may contest the filing of any such lien if Tenant, at its expense, provides a bond acceptable to Landlord which protects the Leased Premises against such lien or provides other assurances or protections acceptable to Landlord that the lien will not attach to or otherwise adversely affect the Leased Premises. Tenant has no authority, express or implied, to create any lien, encumbrance, claim or charge of any kind or nature whatsoever upon, or in any manner to bind the interest of Landlord or of Tenant, including those who may furnish material or perform labor for any construction or repairs. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of labor performed or materials furnished in connection with any work performed on the Leased

Premises and that it will save and hold Landlord harmless from and defend Landlord against any and all loss, cost or expense based on or arising out of asserted claims, liens, encumbrances or charges against the leasehold estate or against the interest of Landlord in the Leased Premises or under the terms hereof, but only to the extent that said liens are not created as a result of Landlord's acts or omissions. Tenant agrees to give Landlord immediate written notice of the placing of any lien, charge, claim or encumbrance against the Leased Premises. Tenant shall not be required to discharge any such lien, encumbrance, claim or charge as may be placed upon the Leased Premises by the act of Landlord.

                               ARTICLE XIII SIGNS
                                            -----

     Tenant shall have the right to erect signs, graphics, window advertisings or window coverings (collectively, "Signs") of such character and in such locations (both interior and exterior) as may be agreed to by Landlord prior to the erection of such Signs. Tenant shall not install any signs on the exterior of the Building or any other improvements without the prior written consent of Landlord. Tenant shall, at its expense, repair, paint and/or replace the surface to which its Signs are attached upon vacation of the Leased Premises by Tenant or removal or alteration of its Signs. All Signs must comply with all Legal Requirements and all criteria established by Landlord.


                        ARTICLE XIV TRANSFERS BY TENANT
                                    -------------------

     Section  14.1     TRANSFERS.    Tenant  shall  not,  by operation of law or
                       ---------
otherwise, (a) assign, transfer, mortgage, pledge, hypothecate or otherwise encumber this Lease, the Leased Premises or any interest therein, (b) grant any concession or license within the Leased Premises, (c) grant or transfer any management privileges or rights with respect to the Leased Premises, (d) sublet all or any part of the Leased Premises or any right or privilege appurtenant to the Leased Premises, (e) permit any other party to occupy or use all or any part of the Leased Premises or (f) advertise for any of the foregoing, without the prior written consent of Landlord. If Tenant is other than an individual person, any conveyance, assignment or transfer of more than fifty percent (50%) interest in Tenant in a single transaction or a series of transactions, shall be deemed to constitute a transfer or assignment prohibited by the immediately preceding sentence unless it is to an entity which is under common control or controls Tenant. If Tenant requests Landlord's consent to any transfer, assignment or other transaction prohibited by this Section 14.1 (collectively, a
                                                   ------------
"Transfer"), then Tenant shall provide Landlord with a written description of all terms and conditions of the proposed transfer, copies of the proposed documentation, and the following information about the proposed transferee: name and address; reasonably satisfactory information about its business and business history; its proposed use of the Leased Premises; banking, financial, and other credit information; and general references sufficient to enable Landlord to determine the proposed transferee's creditworthiness and character. Tenant shall reimburse Landlord for its reasonable attorneys' fees and other expenses incurred in connection with considering any request for its consent to a Transfer. Landlord's consent to a Transfer shall not release Tenant from performing its obligations under this Lease but rather Tenant's transferee shall assume all of Tenant's obligations under this Lease in a writing satisfactory to Landlord, and Tenant and its transferee shall be jointly and severally liable therefor. Landlord's consent to any Transfer shall not waive Landlord's rights as to any subsequent Transfer. While the Leased Premises or any part thereof are subject to a Transfer, Landlord may collect directly from such transferee all rents or other sums relating to the Leased Premises becoming due to Tenant or Landlord and apply such rents or other sums against the Rent and any other sums payable hereunder. Tenant authorizes its transferees to make payments of rent and any other sums due and payable, directly to Landlord upon receipt of notice from Landlord to do so.

     Section 14.2     ADDITIONAL TERMS.   Subject to the terms and provisions of
                      ----------------
Section  14.1  of  this Lease, the rights and obligations of the parties to this
-------------
Lease shall inure to the benefit of and be binding upon their respective successors, assigns, heirs and legal representatives. No Transfer by Tenant shall be effective until an original of same executed by Tenant and the transferee is delivered to Landlord and consented to by Landlord in writing. Any attempted Transfer by Tenant in violation of the terms and covenants of this
Article  XIV  shall  be void and shall constitute a default by Tenant under this
------------
Lease.


            ARTICLE XV  RIGHT OF ACCESS AND INSPECTION BY LANDLORD
                        ------------------------------------------

     Section  15.1     RIGHT  OF  ACCESS.    Tenant  shall  permit  Landlord and
                       -----------------
Landlord's Agents to enter into and upon the Leased Premises at all reasonable times for the purpose of inspecting the same or showing the same to prospective purchasers, or for the purpose of maintaining or making repairs as may be required or permitted pursuant to this Lease and Landlord shall be allowed to take all materials into and upon the Leased Premises that may be required therefor without the same constituting an eviction of Tenant, actual or constructive, a breach by Landlord of any of its obligations under this Lease, relief of any of Tenant's obligations under this Lease or an entitlement to any other right or remedy of Tenant, provided, however, that Landlord shall make reasonable efforts not to interfere with the normal business operations of Tenant. During the period that is two (2) months prior to the end of the Term or Renewal Term (if any) hereof and at any time Tenant is in default, Landlord or Landlord's Agents may enter the Leased Premises during reasonable times for the purpose of showing the Leased Premises.

     Section  15.2     INSPECTION.    Tenant  shall  notify  Landlord  at  least
                       ----------
fifteen (15) days prior to vacating the Leased Premises and shall arrange to meet with Landlord for a joint inspection of the Leased Premises. If Tenant fails to give such notice or to arrange for such inspection, then Landlord's inspection of the Leased Premises shall be deemed correct for the purpose of determining Tenant's responsibility for repair and restoration of the Leased Premises.

                   ARTICLE XVI RENEWAL OPTION AND OPTION TERM
                               ------------------------------

     RENEWAL  OPTION.   Tenant shall have the option to renew this Lease for one
     ---------------
period of ten (10) years, such period ("Renewal Term" or "Option Term") to commence at the expiration of the Initial Term of this Lease. The rental payment for the years comprising the renewal term shall be as set forth in
Section 3.1. Specifically, the base rent during year one and two of the renewal term shall be $12,000, plus 4% of the gross revenues over $125,000 (excluding any dancer payments) with a minimum rent of $18,000 and the maximum rent for such applicable years shall be $26,000 and, thereafter, the minimum rent shall increase in years three, six and nine of the Option Term by $2,000 and the maximum rental obligation shall likewise be increased in years three, six and nine of the Option Term by $2,000. Tenant shall exercise such option to renew by delivering written notice of such election to Landlord at least 120 days prior to the expiration of the Initial Term. Any such renewal of this Lease shall be upon the same terms and conditions of this Lease, including further ten year renewal options.

                            ARTICLE XVII  HOLDING OVER
                                          ------------

     In the event Tenant remains in possession of the Leased Premises after the expiration or termination of this Lease as renewed pursuant to Article XVI, if
                                                                 -----------
applicable, without the execution of a new lease, then Tenant, at Landlord's option, shall be deemed to be occupying the Leased Premises as a tenant at will at a rental equal to one hundred fifty percent (150%) of the Rental in effect during the last month prior to the expiration or termination of this Lease, and shall otherwise remain subject to all the conditions, provisions and obligations of this Lease insofar as the same are applicable to a tenancy at will, including without limitation, the payment of Additional Rental. No holding over by Tenant after the expiration or termination of this Lease shall be construed to extend the Term or in any other manner be construed as permission by Landlord to hold over.


             ARTICLE XVIII  DEFAULT BY TENANT AND LANDLORD'S REMEDIES
                            -----------------------------------------

     Section  18.1     DEFAULT BY TENANT .  The occurrence of any one or more of
                       -----------------
the  following  events  shall  constitute  a default by Tenant under this Lease:

     (a) Tenant shall fail to perform, observe or comply with any of the terms, provisions, agreements, covenants or conditions of this Lease (other than the failure specified in Section 18.1(b) hereof), such failure continuing for
                            ---------------
thirty  (30)  days  after  written  notice  from  Landlord  of  such  failure;

     (b) Tenant shall fail to pay to Landlord any Rent or any other monetary charge due from Tenant hereunder as and when due and payable, such failure continuing for ten (10) days after written notice from Landlord of such failure;

     (c) Tenant shall Transfer this Lease or all of a part of the Leased Premises without the prior written approval of Landlord;

     (d) The interest of Tenant under this Lease shall be levied on under execution or other legal process;

     (e) Any petition in bankruptcy or other insolvency proceedings shall be filed by or against Tenant, or any petition shall be filed or other action taken to declare Tenant a bankrupt or to delay, reduce or modify Tenant's debts or obligations or to reorganize or modify Tenant's capital structure or indebtedness or to appoint a trustee, receiver or liquidator of Tenant or of any property of Tenant, or any proceeding or other action shall be commenced or taken by any governmental authority for the dissolution or liquidation of Tenant;

     (f) Tenant shall make an assignment for the benefit of creditors, or Tenant shall make a transfer in fraud of creditors, or a receiver or trustee shall be appointed for Tenant or any of its properties;

     (g) The admission by Tenant that it cannot meet its obligations as they become due or the making by Tenant of an assignment for the benefit of its creditors;

     (h) Tenant shall desert, abandon or vacate the Leased Premises or any substantial portion thereof;

     (i) Tenant shall fail to operate its business for more than thirty (30) days for any reason other than destruction or condemnation of the Leased Premises;

     (j) Tenant shall do or permit to be done anything which creates a lien upon the Leased Premises; or

     (k) The death or legal incapacity of Tenant if Tenant is an individual person or the termination, dissolution or liquidation of Tenant if Tenant is a corporation, partnership or other entity.

     Section  18.2     LANDLORD'S REMEDIES.   Upon the occurrence of any default
                       -------------------
by Tenant under this Lease, Landlord may, at its sole option, do any one or more of the following:

     (a) Terminate this Lease, whereupon Landlord shall have the remedies set forth in Section 18.3 below.
                -------------

     (b) Without having terminated this Lease, enter upon and taken possession of the Leased Premises, whereupon Landlord shall have the remedies set  forth  in  Section  18.4  below.
              ---------------

     (c)     Without  any  further  notice  to Tenant whatsoever, enter upon the
Leased Premises by use of a master key, a duplicate key, or other peaceable means, and change, alter, and/or modify the door locks on all entry doors of the Leased Premises, thereby permanently excluding Tenant and its officers, principal, agents, employees and representatives therefrom. In the event that Landlord has either permanently repossessed the Leased Premises pursuant to
Section  18.2(b),  or has terminated this Lease by reason of Tenant's default as
    ------------
set  forth  in Section 18.2(a) above, Landlord shall not thereafter be obligated
               ---------------
to provide Tenant with a key to the Leased Premises at any time, regardless of any amounts subsequently paid by Tenant; provided, however, that in any such instance, during Landlord's normal business hours and at the convenience of Landlord, and upon receipt of written request from Tenant accompanied by such written waivers and releases as the Landlord may require, Landlord will (at Landlord's option) either (i) escort Tenant or its authorized personnel to the Leased Premises to retrieve any personal belongings or other property of Tenant not subject to the Landlord's statutory lien or the lien and security interest described in Section 18.7 of this Lease, or (ii) obtain a list from Tenant of
               -------------
such personal property as Tenant intends to remove, whereupon, Landlord shall remove such property and make it available to Tenant at a reasonable time and a reasonable place designated by Landlord. If Landlord elects to exclude Tenant from the Leased Premises without permanently repossessing or terminating pursuant to the foregoing provisions of this Lease, then Landlord shall not be obligated to provide Tenant a key to re-enter the Leased Premises until such time as all delinquent Rent and other amounts due under this Lease have been paid in full and all other defaults, if any, have been completely cured to Landlord's satisfaction (if such cure occurs prior to any actual permanent repossession or termination), and Landlord has been given assurance reasonably satisfactory to Landlord evidencing Tenant's ability to satisfy its remaining obligations under this Lease. During any such temporary period of exclusion, Landlord will, during Landlord's normal business hours and at Landlord's convenience, upon receipt of written request from Tenant (accompanied by such written waivers and releases as Landlord may require) escort Tenant or its authorized personnel to the premises to retrieve personal belongings of Tenant or its employees, and such other property of Tenant as is not subject to the Landlord's statutory lien or the lien and security interest described in Section
                                                                         -------
18.7  of  this  Lease.
----

     Section 18.3     TERMINATION OF THE LEASE.   Upon termination of this Lease
                      ------------------------
by  Landlord  pursuant  to Section 18.2(a) of this Lease, Landlord may forthwith
                           ---------------
repossess the Leased Premises and be entitled to recover as damages a sum of money equal to the total of (i) the cost of recovering the Leased Premises, (ii) the cost of removing and storing Tenant's or any other occupant's property,
(iii) the unpaid Rent and any other sums accrued hereunder at the date of termination, (iv) a sum equal to the amount, if any, by which the present value (discounted at the rate of eight percent (8%) per annum) of the balance of the Rental for the remainder of the Term exceeds the present value (discounted at the same rate) of the fair market rental value of the Leased Premises for the same period (it being the intention of Landlord and Tenant that Landlord shall receive the benefit of its bargain), (v) the cost of restoring the Leased
Premises to good condition, reasonable wear and tear excepted, and (vi) any other sum of money or damages owed by Tenant to Landlord. In the event Landlord shall elect to terminate this Lease, Landlord shall at once have all the rights of re-entry upon the Leased Premises, without becoming liable for damages, or guilty of trespass. In the event of the termination of the Lease, Tenant agrees to execute a Power of Attorney authorizing the re-assignment of the City of Houston Sexually Oriented Business permit as well as all other applicable business permits, to Landlord in the event of the termination of the lease.

     Section  18.4     Termination of Possession.   Upon termination of Tenant's
                       -------------------------
right  of  possession of the Leased Premises pursuant to Section 18.2(b) of this
                                                         ---------------
Lease, Landlord may repossess the Leased Premises by forcible entry or detainer suit or otherwise, without demand or notice of any kind to Tenant and without terminating this Lease and without becoming liable for damages or guilty of trespass, in which event Landlord may, but shall be under no obligation to, relet the same for the account of Tenant (nor shall Landlord be under any obligation to relet the Leased Premises before Landlord relets or leases any other property under the ownership or control of Landlord) for such rent and upon such terms as shall be satisfactory to Landlord. In such event, Tenant shall be liable for and shall pay to Landlord all Rent payable by Tenant under this Lease plus an amount equal to (i) the cost of recovering possession, (ii) the cost of collection of the rent accruing from such reletting and (iii) any other costs incurred by Landlord in connection with such reletting, reduced by any sums received by Landlord through reletting the Leased Premises; provided, however, that in no event shall Tenant be entitled to any excess of any sums obtained by reletting over and above Rent provided in this Lease to be paid by Tenant to Landlord. For the purpose of such reletting Landlord is authorized to decorate or to make any repairs, changes, alterations or additions in or to the Leased Premises that may be necessary. Landlord may file suit to recover any sums falling due under the terms of this Section 18.4 from time to time, and no
                                          ------------
delivery to or recovery by Landlord of any portion due Landlord hereunder shall be any defense in any action to recover any amount not theretofore reduced to judgment in favor of Landlord. No reletting shall be construed as an election on the part of Landlord to terminate this Lease unless a written notice of such intention is given to Tenant by Landlord. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous default.

     Section 18.5     LANDLORD'S RIGHT TO PERFORM TENANT'S OBLIGATIONS.   Should
                      ------------------------------------------------
Tenant fail to perform any of its obligations under this Lease, Landlord may (but shall not be obligated to), without notice in an emergency or after three
(3) business days notice where there is no threat to life or property, enter upon the Leased Premises and perform all or any part of such obligations. Upon demand, Tenant shall reimburse Landlord for the cost to Landlord of performing such obligations. No action taken by Landlord under this Section 18.5 shall
                                                              ------------
relieve Tenant from any of its obligations under this Lease or from any consequences or liabilities arising from the failure to perform such obligations.

     Section 18.6     CUMULATIVE REMEDIES.   The rights and remedies of Landlord
                      -------------------
under  this Article XVIII shall be non-exclusive and shall be in addition to and
            -------------
cumulative of all other remedies available to Landlord under this Lease or at law or in equity.

     Section  18.7  LANDLORD'S  LIEN.    In consideration of the mutual benefits
                    ----------------
arising under this Lease and in order to receive mutual benefits arising under this Lease and in order to receive payment of all Rent payable by Tenant to Landlord under this Lease and the faithful performance and observance of all covenants and agreements of Tenant under this Lease, Tenant hereby grants to Landlord a lien and security interest on and in all property of Tenant now or hereafter placed in or upon the Leased Premises, including without limitation all goods, wares, fixtures, Trade Fixtures, machinery, inventory, equipment, furniture, furnishings and other personal property now or hereafter placed in or upon the Leased Premises (collectively, the "Personal Property"), and such Personal Property shall be and remain subject to such lien and security interest of Landlord for payment of all Rent and other sums agreed to be paid by Tenant under this Lease. Said lien and security interest shall be in addition to and cumulative of the Landlord's liens provided by law. This Lease shall constitute a security agreement under the Uniform Commercial Code as enacted and enforced in the State of Texas (the "UCC") so that Landlord shall have and may enforce a security interest on all such Personal Property. Such Personal Property shall not be removed from the Leased Premises unless such removal is in the ordinary course of Tenant's business and Tenant is not at the time of such removal in default under this Lease. Tenant agrees to execute as debtor such financing statement or statements as Landlord may now or hereafter reasonably request in order that such security interest or interests may be protected pursuant to said UCC. Landlord may at its election at any time file a copy of this Lease as a financing statement. Landlord, as secured party, shall be entitled to all of the rights and remedies afforded a secured party under said UCC, which rights and remedies shall be in addition to and cumulative of Landlord's liens and rights provided by law or by the other terms and provisions of this Lease. Notwithstanding anything contained herein to the contrary, Landlord shall subordinate all of its liens (contractual and statutory) to Tenant's financing or all or any portion of its inventory, fixtures, furniture, and equipment. Such subordination shall be evidenced by a subordination agreement to be reasonably satisfactory to Landlord and such subordination shall be in an amount not greater than the actual amount financed by Tenant.

                          ARTICLE XIX  SUBORDINATION
                                       -------------

     This Lease shall be subject and subordinated at all times to (a) all ground or underlying leases now existing or which may hereinafter be executed affecting the Leased Premises, and (b) the lien or liens of all mortgages and deeds of trust in any amount or amounts whatsoever now or hereafter placed on the Leased Premises or Landlord's interest or estate therein or on or against such ground or underlying leases, so long as Tenant receives a Non-Disturbance and
Attornment Agreement. Tenant shall execute and deliver upon demand any instruments, releases or other documents requested by any lessor or mortgagor for the purpose of subjecting and subordinating this Lease to such ground leases, mortgages or deeds of trust. Tenant shall attorn to any party succeeding to Landlord's interest in the Leased Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease, or otherwise, upon such party's request, so long as such attorned party agrees not to disturb Tenant's right of possession as long as Tenant is abiding by the terms of this Lease, and shall execute such agreements confirming such attornment as such party may reasonably request. Tenant shall not seek to enforce any remedy it may have for any default on the part of the Landlord without first giving written notice by certified mail, return receipt requested, specifying the default in reasonable detail, to any mortgagee or lessor under a lien instrument or lease covering the Leased Premises whose address has been given to Tenant, and affording such mortgagee or lessor a reasonable opportunity to perform Landlord's obligations hereunder.

                         ARTICLE XX  SALE BY LANDLORD
                                     ----------------

     Landlord shall have the right at any time to sell, transfer, or assign, in whole or in part, by operation of law or otherwise, its rights, benefits, privileges, duties, obligations or interests hereunder or in the Leased Premises without the prior consent of Tenant, and such sale, transfer or assignment shall be binding upon Tenant. After such sale, transfer or assignment, Tenant shall attorn to such purchaser, transferee, or assignee, upon such party's request, so long as Tenant receives a Non-Disturbance and Attornment Agreement. Landlord shall be released of all obligations hereunder after the effective date of such sale, transfer or assignment.

                      ARTICLE XXI  ESTOPPEL CERTIFICATES
                                   ---------------------

     Tenant agrees within ten (10) days following request by Landlord to execute, acknowledge and deliver to Landlord and any other persons specified by Landlord, a certificate certifying (i) that this Lease is unmodified and in full force and effect, or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect and the date to which the Rent and other charges are paid in advance, if any, (ii) that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or so specifying such defaults, if any, as are claimed, evidencing the status of the Lease as may be required either by a lender making a loan to Landlord to be secured by a deed of trust or mortgage covering the Leased Premises or a purchaser or a ground lessor of the Leased Premises from Landlord and such other matters as may be reasonably requested by Landlord. Tenant's failure to deliver such certificate within such time shall be conclusive upon Tenant (i) that this Lease is in full force and effect, with modification except as may be represented by Landlord, (ii) that to Tenant's knowledge there are no uncured defaults in Landlord's performance, and (iii) that no Rent has been paid in advance except as set forth in this Lease.

                         ARTICLE XXII  CASUALTY DAMAGE
                                       ---------------

     Section  22.1     CASUALTY  DAMAGE.    If  the  Leased  Premises  shall  be
                       ----------------
destroyed or damaged by fire or any other casualty, Tenant shall immediately give notice thereof to Landlord. If the Leased Premises or any portion thereof, through no fault or neglect of Tenant or any of Tenant's Agents, shall be destroyed or damaged by fire or any other casualty then, at the option of Landlord, (i) if the Leased Premises are rendered untenantable in whole or in part by reason of such casualty as determined by Landlord, Tenant shall be entitled to a fair diminution of the Rent hereunder until such time as the Leased Premises (exclusive of any of Tenant's Property placed in or incorporated in the Leased Premises which is destroyed or damaged by fire or any other casualty) are made tenantable as determined by Landlord by repair or restoration or (ii) Landlord may terminate this Lease whereupon all Rent accrued up to the time of such termination and any other sums due and owing shall be paid by Tenant to Landlord (less any sums then due and owing Tenant by Landlord) and any remaining sums due and owing by Landlord to Tenant shall be paid by Tenant. In no event shall Landlord have any obligations to repair or restore any such destruction or damage.

     Section  22.2     REPAIR.    If  Landlord has elected to repair and restore
                       ------
the  Leased Premises to the extent stated in Section 22.1 of this Lease then the
                                             ------------
repair and restoration shall be done under the Landlord's control, provided that any repair or restoration of the Leased Premises shall be such that the Leased Premises are rebuilt in its like condition, size and structure as before the repair and restoration. In such event, this Lease shall continue in full force and effect, and the repairs will be made within a reasonable time thereafter (not to exceed six (6) months from the date of receipt of insurance proceeds by the Landlord). Should the repairs not be completed within such period, this Lease will terminate. If this Lease is terminated as herein permitted, Landlord shall refund to Tenant any prepaid Rent (unaccrued as of the date of damage or destruction) and any other sums due and owing by Landlord to Tenant (less any sums then due and owing Landlord by Tenant) and any remaining sums due and owing by Tenant to Landlord shall be paid to Landlord. If Landlord has elected to repair and reconstruct the Leased Premises to the extent stated above, the Term will be extended for a time equal to the period of such repair and reconstruction.

                         ARTICLE XXIII  EMINENT DOMAIN
                                        --------------

     Section  23.1     TOTAL  TAKING.    In  the event of a taking of the Leased
                       -------------
Premises or damage related to the exercise of the power of eminent domain by any agency, authority, public utility, person, or corporation or entity empowered to condemn property (including without limitation a voluntary conveyance by Landlord in lieu of such taking or condemnation) (collectively, a "Taking") of the entire Leased Premises or so much thereof as to prevent or substantially impair its use by Tenant during the Term or renewal Term, if any, of this Lease ( a "Total Taking"), the rights of Tenant under the Lease and the leasehold estate of Tenant in and to the Leased Premises shall cease and terminate as of the date upon which title to the Leased Premises, or the portion thereof, passes to and vests in the condemnor or the effective date of any order for possession if issued prior to the date title vests in the condemnor ("Date of Taking"), Landlord shall refund to Tenant any prepaid Rent and any other sums due and owing to Tenant by Landlord (less any sums then due and owing Landlord by Tenant), and Tenant shall pay to Landlord any remaining sums due and owing

Landlord under the Lease, each prorated as of the Date of Taking where applicable. All proceeds payable as a lump sum from any Total Taking shall be payable as follows: first to Landlord until it receives the fair market value of the portion of the Leased Premises so taken; then to Tenant until it receives the fair market value of its unamortized non-building standard improvements and personal property taken, if any; and the remainder of the award shall then be paid to Landlord.

     Section  23.2     PARTIAL TAKING.   In the event of a Taking of only a part
                       --------------
of the Leased Premises which does not constitute a Total Taking during the Term or Renewal Term, if any, of the Lease (a "Partial Taking"), the rights of Tenant under the Lease and the leasehold estate of Tenant in and to the portion of the Leased Premises taken shall cease and terminate as of the Date of Taking, and an adjustment to the Rental in effect as of the Date of Taking shall be made based upon the reduced value of the Leased Premises. All proceeds payable as a lump sum from any Partial Taking shall be payable as follows: first to Landlord until it receives the fair market value of the portion of the Leased Premises so taken; then to Tenant until it receives the fair market value of its unamortized non-building standard improvements and personal property taken, if any; and the remainder of the award shall then be paid to Landlord. Should the Partial Taking affect the Building, Landlord, from its portion of the award, shall restore the remainder of the Building, as nearly as possible, to one architectural unit provided that Landlord determines that such restoration can be fully paid by Landlord's portion of the award.


                     ARTICLE XXIV [[[[[   RESERVED   ]]]]]
                                  ------------------------

                           ARTICLE XXV MISCELLANEOUS
                                       -------------

     Section  25.1     ATTORNEYS' FEES AND OTHER EXPENSES.   In the event either
                       ----------------------------------
party hereto defaults in the faithful performance or observance of any of the terms, covenants, provisions, agreements or conditions contained in this Lease, the party in default shall be liable for and shall pay to the non-defaulting party all expenses incurred by such party in enforcing any of its remedies for any such default, and if the non-defaulting party places the enforcement of all or any part of this Lease in the hands of an attorney, the party in default agrees to pay the non-defaulting party's reasonable attorneys' fees in such connection.

     Section  25.2     WAIVER.    Failure on the part of Landlord to complain of
                       ------
any action or nonaction on the part of Tenant, no matter how long the same may continue, shall not be deemed to be a waiver by Landlord of any of its rights hereunder. Further, it is covenanted and agreed that no waiver at any time of any of the provisions of this Lease by Landlord shall be construed as a waiver of any of the other provisions of this Lease and that a waiver at any time of any of the provisions of this Lease shall not be construed a waiver at any subsequent time of the same provisions. The consent or approval by Landlord to or of any action by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent or approval to or of any subsequent similar act by Tenant.

     Section  25.3     NOTICE.   Any notice, request, approval, consent or other
                       ------
communication required or contemplated by this Lease must be in writing, and may, unless otherwise in this Lease expressly provided, be given or be served by depositing the same in the United States Postal Service, post-paid and certified and addressed to the party to be notified, with return receipt requested, or by delivering the same in person to such party (or, in case of a corporate party, to an officer of such party), or by prepaid telegram or express overnight mail service, when appropriate, addressed to the party to be notified. Notice deposited in the mail in the manner hereinabove described shall be effective from and after three (3) days (exclusive of Saturdays, Sundays and postal holidays) after such deposit. Notice given in any other manner shall be effective only if and when delivered to the party to be notified or at such party's address for purposes of notice as set forth herein. For purposes of notice the addresses of the parties shall, until changed as herein provided, be as follows:

     For  Landlord:     WMF  Investments,  Inc.
                        16815 Royal crest Drive, Suite 260
                        Houston,  Texas  77058
                        Attn:  William  M. Friedrich, Jr.

     For  Tenant:       RCI  Entertainment (Houston), Inc.
                        505  North  Belt Drive, Suite 630
                        Houston,  Texas 77060
                        Attn:  Eric  Langan

However, the parties hereto shall have the right from time to time to change their respective addresses by giving written notice to the other party in the manner set forth in this Section 25.3.
                              -------------

     Section  25.4     MERGER  OF ESTATES.   The voluntary or other surrender of
                       ------------------
this Lease by Tenant or a mutual cancellation thereof, shall not constitute a merger and shall, at the option of Landlord, either terminate all or any existing subleases or subtenancies, or operate as an assignment to Landlord of Tenant's interest in any or all such subleases or subtenancies.

     Section  25.5     CONSENT  BY  LANDLORD.    In all circumstances under this
                       ---------------------
Lease where the prior consent or permission of Landlord is required before Tenant is authorized to take any particular type of action, such consent must be in writing and the matter of whether to grant such consent or permission shall be within the commercially reasonable judgment of Landlord.

     Section  25.6     PRIOR AGREEMENTS SUPERSEDED; ENTIRE CONTRACT; AMENDMENT.
                       -------------------------------------------------------
Tenant agrees that this Lease supersedes and cancels any and all previous statements, negotiations, arrangements, brochures, agreements and understandings, if any, between Landlord and Tenant with respect to the subject matter of this Lease or the Leased Premises and that this Lease, including written extrinsic documents referred to herein, is the entire agreement of the parties, and that there are no representations, understandings, stipulations, agreements, warranties or promises (express or implied, oral or written) between Landlord and Tenant with respect to the subject matter of the Lease or the Leased Premises. It is likewise agreed that this Lease may not be altered, amended, changed or extended except by an instrument in writing signed by both Landlord and Tenant.

     Section 25.7     TENANT'S AUTHORITY.   Both Tenant and the person executing
                      ------------------
this Lease on behalf of the Tenant warrant and represent unto Landlord that (a) Tenant is a duly organized and legal corporation, in good standing and qualified to do business in the State of Texas, (b) Tenant has full right, power and authority to execute, deliver and perform this Lease, (c) the person executing this Lease on behalf of Tenant is authorized to do so, (d) upon request of Landlord, such person will deliver to Landlord satisfactory evidence of his or her authority to execute this Lease on behalf of Tenant, and (e) upon execution of this Lease by Tenant, this Lease shall constitute a valid and legally binding obligation of Tenant.


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     Section  25.8     COUNTERPARTS.    This Lease may be executed in any number
                       ------------
of counterparts, each of which when so executed and delivered shall be an original, but such counterparts shall together constitute one and the same instrument.

     Section  25.9     GENDER.    The  pronouns  of any gender shall include the
                       ------
other  genders  and  either  the singular or the plural shall include the other.

     Section  25.10     BROKERAGE.    Landlord  and  Tenant  each warrant to the
                        ---------
other than, in connection with the negotiation or execution of this Lease, they have not dealt with any broker. Tenant and Landlord shall each indemnify the other against all costs, expenses, attorneys' fees, and other liability for commissions or other compensation claimed by any broker or agent, other than Broker, claiming the same by, through or under the indemnifying party.

     Section  25.11     SUCCESSORS  AND  ASSIGNS.   Subject to the provisions of
                        ------------------------
this Lease, all covenants and obligations as contained within this Lease shall bind and extend and inure to the benefit of Landlord, its heirs, legal representatives, successors and assigns, and shall be binding upon Tenant, its heirs, legal representatives, successors and assigns.

     Section 25.12     RECORDING.   This Lease (including any Exhibits or Riders
                       ---------
hereto) shall not be recorded and no memorandum hereof shall be recorded without the prior written consent of Landlord. Any such memorandum shall be executed in a recordable form and shall comply with applicable Texas laws. In no event shall such memorandum set forth the rental or other charges payable by Tenant under this Lease; and any such memorandum shall expressly state that it is executed pursuant to the provisions contained in this Lease, and is not intended to vary the terms and conditions of this Lease.

     Section  25.13     LEGAL  INTERPRETATION.    This  Lease and the rights and
                        ---------------------
obligations of the parties hereto shall be interpreted, construed and enforced in accordance with the laws of the State of Texas and the United States. All obligations of the parties hereto shall be performable in, and all legal actions to enforce or construe this Lease shall be instituted in the courts of the county in which the Leased Premises are located. The determination that one or more provisions of this Lease is invalid, void, illegal or unenforceable shall not affect or invalidate any other provision of this Lease, and this Lease shall be construed as if such invalid, illegal or unenforceable provision or provisions had never been contained in this Lease. All obligations of either party hereunder not fully performed after the expiration or termination of the Term of this Lease shall survive the expiration or termination of the Term of this Lease and shall be fully enforceable in accordance with those provisions pertaining thereto. Article and section titles and captions appearing in this Lease are for convenient reference only and shall not be used to interpret or limit the meaning of any provision of this Lease. No custom or practice which may evolve between the parties in the administration of the terms hereof shall waive or diminish the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms hereof. This Lease is for the sole benefit of Landlord and Tenant, and, without the express written consent thereto, no third party shall be deemed a third party beneficiary hereof.


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     Section 25.14     RIGHTS AND REMEDIES CUMULATIVE.   The rights and remedies
                       ------------------------------
by this Lease are cumulative and the use of any one right or remedy by either party shall not preclude or waive its right to use any or all other rights or remedies. Said rights and remedies are given in addition to any other rights and remedies the parties may have at law or in equity.

     Section  25.15     EXHIBITS  AND RIDERS.   The Exhibits and Riders (if any)
                        --------------------
attached to this Lease are hereby incorporated herein and hereby made a part of this Lease.

     IN TESTIMONY WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.

                              LANDLORD:

                              WMF  INVESTMENTS,  INC.

                              BY:  ___________________________________
                              NAME:  WILLIAM  M.  FRIEDRICH,  JR.
                              TITLE:  ___________________

                              TENANT:

                              RCI  ENTERTAINMENT  (HOUSTON),  INC.

                              BY:  ___________________________________
                              NAME:  ERIC  LANGAN
                              TITLE:  PRESIDENT


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